JUNIOR SUBORDINATED DEBENTURES	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
JUNIOR SUBORDINATED DEBENTURES
JUNIOR SUBORDINATED DEBENTURES
In 2007, Kennedy Wilson issued junior subordinated debentures in the amount of $40 million. The debentures were issued to a trust established by Kennedy Wilson, which contemporaneously issued $40 million of trust preferred securities to Merrill Lynch International. The interest rate on the debentures is fixed for the first ten years at 9.06%, and variable thereafter at LIBOR plus 3.70%. Interest is payable quarterly with the principal due in 2037.
Prior to April 30, 2012, Kennedy Wilson may redeem the debentures, upon a Special Event, as defined in the debentures, at a redemption price equal to 107.5% of the outstanding principal amount. After April 30, 2012, Kennedy Wilson may redeem the debentures, in whole or in part, on any interest payment date at par.
The junior subordinated debentures require Kennedy Wilson to maintain (i) a fixed charge coverage ratio (as defined in the indenture governing our junior subordinated debentures) of not less than 1.75 to 1.00, measured on a four quarter rolling basis, and (ii) a ratio of total debt to net worth (as defined in the indenture governing the junior subordinated debentures) of not greater than 3.00 to 1.00 at any time. As of the most recent quarter end, Kennedy Wilson's fixed charge coverage ratio was 3.42 to 1.00 and its ratio of total debt to net worth was 1.35 to 1.00.